Exhibit 10.1

PFO Global, Inc.

NON-QUALIFIED STOCK OPTION AGREEMENT

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE BLUE SKY LAWS, AND CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SUCH ACTS, OR EXEMPTIONS FROM SUCH REGISTRATION ARE AVAILABLE.

THIS STOCK OPTION AGREEMENT (this “Agreement”) is entered into as of this _____ day of ___________, 20___, by and between PFO Global, Inc., a Nevada corporation (the “Company”), and Matthew G. Cevasco (the “Optionee”).

In 2015, the Board of Directors of the Company adopted an Equity Incentive Plan known as the “PFO Global, Inc. 2015 Equity Incentive Plan” (the “Plan”), and recommended that the Plan be approved by the Company’s shareholders. In June 2015, the shareholders of the Company adopted and approved the Plan. The Administrator has granted the Optionee a stock option to purchase the number of shares of the Company’s common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the service of the Company as an employee, director, consultant or advisor, as the case may be. The Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan. Therefore, as an incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

1. Incorporation of Plan. This Option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. To the extent any provision in this Agreement is inconsistent with the Plan, the provisions of the Plan shall govern. The Optionee hereby acknowledges receipt of, or access to, a copy of the Plan.

2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement and the Plan, the Company hereby evidences its grant to the Optionee of the right and option (the “Option”) to purchase all or any part of the number of shares of the Company’s common stock, par value, $.0001 per share (the “Stock”), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on or after the date specified on Schedule A or on such earlier date as determined pursuant to Sections 8, 9 or 10 of this Agreement. THIS OPTION IS A NON-INCENTIVE STOCK OPTION.

3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the “Exercise Price”) shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (defined below). The Administrator has in good faith set the Fair Market Value of these Options.

4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

5. Option Non-Transferable. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution or, pursuant to a domestic relations order issued by a court of competent jurisdiction, or as otherwise permitted pursuant to Section 5.7 of the Plan. During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee’s guardian or legal representative, should one be appointed). Optionee shall not transfer any Stock received pursuant to the exercise of this Option unless Optionee has first offered such Stock to the Company and the assignee agrees in writing to be bound by the terms and conditions of the Plan.

6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee’s administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 13(c) below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier’s check or, if acceptable to the Administrator, a recourse note payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee, which the Optionee has not acquired from the Company in the six (6) months prior to the exercise date, and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier’s check or, if acceptable to the Administrator, a recourse note payable to the Company, accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check or note equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee’s administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 7 of the Plan.

8. Termination of Service.

(a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee’s service to the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause (as defined in that certain Employment Agreement by and between the Optionee and the Company dated as of February 29, 2016, or (ii) voluntary on the part of the Optionee and without written consent of the Company, the Optionee may exercise this Option at any time within three (3) months after such termination to the extent of the number of shares which were purchasable hereunder at the date of such termination.

(b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee’s service that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

(c) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at or after the normal retirement date (age 65 unless the Administrator determines otherwise), the Optionee shall continue to have the right to exercise any Options for shares which were purchasable at the date of the Optionee’s retirement, such rights to be subject to the provisions of this Agreement. Notwithstanding the foregoing, the Option will become void and unexercisable on the date which is three (3) months after the date of retirement, unless on (or effective as of) the date of retirement the Optionee enters into a noncompete agreement with the Company, which the Company must offer to the Optionee, and continuously complies with such noncompete agreement for the period of time during which the Option may be exercised.

9. Continuance of Service. This Option does not confer upon the Optionee any right with respect to continuance of service to or employment with the Company or by any of its Subsidiaries. This Option shall not be affected by any change of service or employment so long as the Optionee continues to serve the Company or one of its Subsidiaries.

10. Death or Disability of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of service under Section 8(a) above, in the event of the Optionee’s death or disability while in the service of the Company or any of its Subsidiaries or within three months after a termination of such service (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee’s death or disability or (b) the expiration date of this Option. If the Optionee was in the service of the Company at the time of death or disability, any unvested rights to acquire shares pursuant to this Option shall immediately vest and this Option may be so exercised. If the Optionee’s service terminated prior to his or her death or disability, this Option may be exercised only to the extent of the number of shares covered by this Option which were purchasable under this Agreement at the date of such termination.

11. Date of Grant. This Option was granted by the Administrator on the date set forth in Schedule A (the “Date of Grant”).

12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

13. Miscellaneous.

(a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

(b) This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Nevada (excluding any conflict of laws rule or principle of Nevada law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

(c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at Optionee’s address shown in the Company’s records and, if to the Company, to the executive offices of the Company, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

(d) This Agreement may not be modified except in writing executed by each of the parties to it.

(e) Upon any exercise, vesting, or payment of any award under the Plan, the Company or one of its Subsidiaries shall have the right at its option to:

(i) require the Optionee (or the Optionee’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(ii) deduct from any amount otherwise payable in cash to the Optionee (or the Optionee’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to any cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Stock under the Plan, the Administrator may in its sole discretion (subject to Section 8.1 of the Plan) grant (either on the Date of Grant or thereafter) to the Optionee the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment of an award. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

[Remainder of page intentionally blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, the Administrator has caused this Agreement to be executed on behalf of the Company, and the Optionee has executed this Agreement, all as of the day and year first above written.

PFO GLOBAL, INC.	OPTIONEE

By: ______________________________	By: ______________________________
Name:	Name:
Title:

SCHEDULE A

TO

STOCK OPTION AGREEMENT

BETWEEN

PFO Global, Inc.

AND

_______________________

Dated: ___________________

1.	Number of Shares Subject to Option:

2.	Type of Option:

3.	Option Exercise Price:

4.	Date of Grant:

5.	Option Vesting Schedule:

Check one:

( )	Options are exercisable with respect to all shares on or after the date hereof.

( )	Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

No. of Shares                                    Vesting Date

6.	Option Exercise Period (check one):

( )	All options expire and are void unless exercised on or before _______________.
( )	Options expire and are void unless exercised on or before the date indicated next to the number of shares:

No. of Shares                                    Expiration Date

A-6 - Schedule A-1

7.	Effect of Termination of Service of Optionee.

( )	There are no modifications to the provisions of the Stock Option Agreement or the Plan regarding the effect of termination of employment of Optionee.

( )	The following additional terms apply (check all that apply):

( )	Upon termination of services for Cause or voluntarily without the consent of the Company (default rule under the Stock Option Agreement results in immediate termination of the Option to the extent not exercised prior to such termination):

________________________

________________________

( )	Upon termination of services without Cause (default rule under the Stock Option Agreement allows Optionee three (3) months to exercise Option with regard to those shares that were purchasable at the time of termination):

________________________

________________________

( )	Upon termination of services upon retirement by Optionee at or after the normal retirement date, as prescribed by the Company from time to time (default rule under the Stock Option Agreement allows Optionee to exercise Option with regard to those shares that were purchasable at the time of termination, subject to the termination of the Exercise Period set forth hereinabove):

________________________

________________________

( )	Upon death or Total and Permanent Disability of Optionee (default rule under the Stock Option Agreement has all shares vesting immediately and allows Optionee the shorter of (a) one year after termination or (b) the expiration date of this Option, to exercise the Option):

________________________

________________________

( )	Upon the occurrence of a Change of Control (default rule under the Plan is that a Change of Control automatically triggers an acceleration of vesting of any unvested shares under an Option):

________________________

________________________

A-7 - Schedule A-2

SCHEDULE B

TO

STOCK OPTION AGREEMENT

BETWEEN

PFO Global, Inc.

AND

_______________________

Dated: __________________

NOTICE OF EXERCISE

The undersigned hereby notifies PFO Global, Inc. (the “Company”) of this election to exercise the undersigned’s stock option to purchase __________ shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), pursuant to the Stock Option Agreement (the “Agreement”) between the undersigned and the Company dated _______________________, _____. Accompanying this Notice is (1) a certified or a cashier’s check or, if acceptable to the Administrator, a recourse note payable to the Company, in the amount of $________________ payable to the Company, and/or (2) __________ shares of the Company’s Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company’s 2015 Stock Incentive Plan (the “Plan”)) as of the date hereof of $_______________, and/or (3) authorization to withhold __________ shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $_______________, with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 17 of the Plan).

IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of , _____.

OPTIONEE [OR OPTIONEE’S ADMINISTRATOR,

EXECUTOR OR PERSONAL REPRESENTATIVE]

______________________________________

Name:_________________________________

Position (if other than Optionee): ____________

A-8 - Schedule B-1